                                                                    EXHIBIT 99.1

                              HERCULES PEROXIDES,
                               A BUSINESS UNIT OF
                             HERCULES INCORPORATED
                              Wilmington, Delaware

                              FINANCIAL STATEMENTS

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                             Wilmington, Delaware

                              FINANCIAL STATEMENTS


                                    CONTENTS

REPORTS OF INDEPENDENT AUDITORS.........................................  1


FINANCIAL STATEMENTS

  BALANCE SHEETS........................................................  2

  STATEMENTS OF INCOME..................................................  3

  STATEMENTS OF BUSINESS UNIT EQUITY....................................  4

  STATEMENTS OF CASH FLOWS..............................................  6

  NOTES TO FINANCIAL STATEMENTS.........................................  7

                        REPORT OF INDEPENDENT AUDITORS



Board of Directors                                     Board of Directors
GEO Specialty Chemicals, Inc.                          Hercules Incorporated
Cleveland, Ohio                                        Wilmington, Delaware


We have audited the accompanying balance sheets of Hercules Peroxides, a Business Unit of Hercules Incorporated ("Hercules Peroxides") as of December 31, 2000 and 1999 and the related statements of income, business unit equity, and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of Hercules Peroxides' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hercules Peroxides, a Business Unit of Hercules Incorporated as of December 31, 2000 and 1999 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 1, these financial statements include significant costs and expenses of Hercules Incorporated allocated to Hercules Peroxides, a Business Unit of Hercules Incorporated.



                                    Crowe, Chizek and Company LLP

Oak Brook, Illinois
July 13, 2001

                                                                              1.

         HURCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                                BALANCE SHEETS
                                (In thousands)

________________________________________________________________________________

                                                December 31,        March 31,
                                             ------------------
                                              2000        1999        2001
                                              ----        ----        ----
                                                                  (Unaudited)
ASSETS
Current assets
  Trade accounts receivable, net             $ 5,030     $ 6,338     $ 5,600
  Inventory                                    6,158       6,269       5,765
  Deferred taxes                                 174         224         162
                                             -------     -------     -------
     Total current assets                     11,362      12,831      11,527

Property, plant, and equipment, net           12,777      12,020      12,552

Deferred taxes                                   394       1,147         314
Other                                             33          13          54
                                             -------     -------     -------
                                                 427       1,160         368
                                             -------     -------     -------

                                             $24,566     $26,011     $24,447
                                             =======     =======     =======

LIABILITIES AND BUSINESS UNIT EQUITY
Current liabilities
  Accounts payable                           $ 2,223     $ 2,661     $ 2,097
  Accrued expenses                             2,439       4,344       2,442
                                             -------     -------     -------
     Total current liabilities                 4,662       7,005       4,539

Other long-term liabilities                    2,586       2,763       2,586
Deferred taxes                                 1,817       1,549       1,780

Business unit equity                          15,173      14,192      15,221
Accumulated other comprehensive income           328         502         321
                                             -------     -------     -------
                                              15,501      14,694      15,542
                                             -------     -------     -------

                                             $24,566     $26,011     $24,447
                                             =======     =======     =======

   __________________________________________________________________________

                See accompanying notes to financial statements.

                                                                              2.

         HURCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                             STATEMENTS OF INCOME
                                (In thousands)

________________________________________________________________________________

                                                      Years Ended                   Three Months Ended
                                                      December 31,                      March 31,
                                         --------------------------------------
                                           2000              1999         1998        2001      2000
                                         -------           -------      -------     -------   -------
                                                                                       (Unaudited)
Net sales                                $43,760           $49,637      $48,892     $10,597   $12,058

Cost of sales                             25,859            28,663       28,032       7,014     6,843
                                         -------           -------      -------     -------   -------

Gross profit                              17,901            20,974       20,860       3,583     5,215

Selling, general, administrative,
 research and development
 expenses                                  7,037             7,336        7,174       1,269     1,759
Restructuring and asset
 impairment                                    -             2,958        3,581           -         -
                                         -------           -------      -------     -------   -------

Income from operations                    10,864            10,680       10,105       2,314     3,456

Other income (expense)
  Interest expense                          (449)             (419)        (461)       (101)     (103)
  Other, net                                 (27)               (8)         (75)         (2)       11
                                         -------           -------      -------     -------   -------

Income before income taxes                10,388            10,253        9,569       2,211     3,364

Provision for income taxes                 3,984             3,870        3,581         840     1,273
                                         -------           -------      -------     -------   -------

Net income                               $ 6,404           $ 6,383      $ 5,988     $ 1,371   $ 2,091
                                         =======           =======      =======     =======   =======

   _____________________________________________________________________________

                See accompanying notes to financial statements.

                                                                              3.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                      STATEMENTS OF BUSINESS UNIT EQUITY
                                (In thousands)
--------------------------------------------------------------------------------

                                                                                       Accumulated
                                                                    Business              Other                           Compre-
                                                                      Unit            Comprehensive                       hensive
                                                                     Equity               Income             Total        Income
                                                                    ---------         --------------       ---------     ---------
Balance, January 1, 1998                                            $  19,551         $          539       $  20,090

Comprehensive income
 Net income                                                             5,988                      -           5,988     $   5,988
 Translation adjustment                                                                          310             310           310
                                                                                                                         ---------
   Total comprehensive income                                                                                            $   6,298
                                                                                                                         =========
Net distributions to Hercules Incorporated                             (9,371)                     -          (9,371)
                                                                    ---------         --------------       ---------


Balance, December 31, 1998                                             16,168                    849          17,017


Comprehensive income
 Net income                                                             6,383                      -           6,383     $   6,383
 Translation adjustment                                                                         (347)           (347)         (347)
                                                                                                                         ---------

   Total comprehensive income                                                                                            $   6,036
                                                                                                                         =========

Net distributions to Hercules Incorporated                             (8,359)                     -          (8,359)
                                                                    ---------         --------------       ---------

Balance, December 31, 1999                                             14,192                    502          14,694


Comprehensive income
 Net income                                                             6,404                      -           6,404     $   6,404
 Translation adjustment                                                                         (174)           (174)         (174)
                                                                                                                         ---------
   Total comprehensive income                                                                                            $   6,230
                                                                                                                         =========

Net distributions to Hercules Incorporated                             (5,423)                     -          (5,423)
                                                                    ---------         --------------       ---------

Balance, December 31, 2000                                          $  15,173         $          328       $  15,501
                                                                    =========         ==============       =========

--------------------------------------------------------------------------------

                                  (Continued)

                                                                              4.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                      STATEMENTS OF BUSINESS UNIT EQUITY
                                (In thousands)
--------------------------------------------------------------------------------

                                                                                       Accumulated
                                                                    Business              Other                           Compre-
                                                                      Unit            Comprehensive                       hensive
                                                                     Equity               Income             Total        Income
                                                                    ---------         --------------       ---------     ---------
Balance, December 31, 1999                                          $  14,192         $          502       $  14,694

Comprehensive income
 Net income /(a)/                                                       2,091                      -           2,091         2,091
 Translation adjustment /(a)/                                                                     15              15            15
                                                                                                                         ---------
   Total comprehensive income /(a)/                                                                                      $   2,106
                                                                                                                         =========

Net distributions to Hercules Incorporated /(a)/                       (1,017)                     -          (1,017)
                                                                    ---------         --------------       ---------

Balance, March 31, 2000 /(a)/                                       $  15,266         $          517       $  15,783
                                                                    =========         ==============       =========


Balance, December 31, 2000                                          $  15,173         $          328       $  15,501

Comprehensive income
 Net income /(a)/                                                       1,371                      -           1,371     $   1,371
 Translation adjustment /(a)/                                                                     (7)             (7)           (7)
                                                                                                                         ---------

   Total comprehensive income /(a)/                                                                                      $   1,364
                                                                                                                         =========

Net distributions to Hercules Incorporated /(a)/                       (1,323)                     -          (1,323)
                                                                    ---------         --------------       ---------

Balance, March 31, 2001 /(a)/                                       $  15,221         $          321       $  15,542
                                                                    =========         ==============       =========

(a)   Unaudited information

--------------------------------------------------------------------------------

                See accompanying notes to financial statements.

                                                                              5.

        HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                           STATEMENTS OF CASH FLOWS
                                (In thousands)

--------------------------------------------------------------------------------

                                                              Years Ended                    Three Months Ended
                                                              December 31,                       March 31,
                                                -----------------------------------        ---------------------
                                                  2000         1999          1998           2001          2000
                                                -------       -------       -------        -------       -------
                                                                                               (Unaudited)
                                                                                           ---------------------
Cash flows from operating activities
 Net income                                     $ 6,404       $ 6,383       $ 5,988        $ 1,371       $ 2,091
 Adjustments to reconcile net income
  to net cash from operating activities
   Depreciation and amortization                  1,178         1,334         1,360            333           300
   Asset impairment                                   -             -         3,581              -             -
   Deferred income taxes                          1,071        (1,061)         (337)            55           719
   Change in assets and liabilities
     Accounts receivable                          1,194           984          (228)          (640)         (504)
     Inventory                                       (8)          146           822            284          (124)
     Accounts payable and
      accrued expenses                           (2,092)        3,084          (816)           (85)         (757)
     Other noncurrent assets and
      liabilities                                  (197)         (112)         (302)           (21)         (229)
                                                -------       -------       -------        -------       -------
       Net cash from operating
        activities                                7,550        10,758        10,068          1,297         1,496

Cash flows from investing activities
 Purchases of property, plant, and
  equipment                                      (1,935)       (2,117)       (1,059)          (107)         (479)
                                                -------       -------       -------        -------       -------
   Net cash from investing activities            (1,935)       (2,117)       (1,059)          (107)         (479)

Cash flows from financing activities
 Net capital distributions to Hercules
  Incorporated                                   (5,423)       (8,359)       (9,371)        (1,323)       (1,017)
                                                -------       -------       -------        -------       -------
   Net cash from financing activities            (5,423)       (8,359)       (9,371)        (1,323)       (1,017)
                                                -------       -------       -------        -------       -------

Effect of exchange rate changes on cash            (192)         (282)          362            133             -

Net change in cash                                    -             -             -              -             -

Cash at beginning of period                           -             -             -              -             -
                                                -------       -------       -------        -------       -------

Cash at end of period                           $     -       $     -       $     -        $     -       $     -
                                                =======       =======       =======        =======       =======

--------------------------------------------------------------------------------

                See accompanying notes to financial statements.

                                                                              6.

        HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                           STATEMENTS OF CASH FLOWS
                                (In thousands)

--------------------------------------------------------------------------------

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: Hercules Peroxides ("the Company") operates as a business
-------------------
unit of Hercules Incorporated. The Company's manufacturing process produces organic peroxides used to cure selected rubber and plastic materials. The Company sells these products to customers located throughout the United States and in European markets. The Company operates in an environment with many financial and operating risks including, but not limited to, intense competition, fluctuations in cost and supply of raw materials, technological changes, and environmental matters.

Basis of Presentation: The financial statements of the Company include
---------------------
specifically identified assets and accounts payable relating exclusively to the Company as well as liabilities allocated to the Company. Allocated liabilities, while reasonable under the circumstances, may not represent those liabilities of similar activities on a separate entity basis.

Revenue Recognition: Revenues are recognized upon shipment of goods and passage
-------------------
of title.

Use of Estimates in the Preparation of Financial Statements: The preparation of
-----------------------------------------------------------
financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The Company's financial instruments are
-----------------------------------
comprised of trade accounts receivable, accounts payable, accrued expenses, and long-term liabilities. The carrying value of all instruments approximates fair value.

Inventory: Inventory is stated at the lower of cost or market and is valued on
---------
the average cost method, with cost being determined on a first-in, first-out
(FIFO) basis.

Property, Plant, and Equipment:  Property, plant, and equipment are depreciated
------------------------------
on a straight-line method. Property and equipment are being depreciated using the following estimated lives:

                                        Asset Lives in Years
                                        --------------------

     Buildings                                   30
     Machinery and equipment                     15
     Other machinery and equipment             3 to 15

--------------------------------------------------------------------------------

                                  (Continued)

                                                                              7.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                           STATEMENTS OF CASH FLOWS
                             (In thousands)

--------------------------------------------------------------------------------

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
 (Continued)

Income Taxes: The Company does not file separate tax returns in each of the
------------
various countries in which it operates. For purposes of calculating taxes on income, the Company's operating results, along with the allocated overhead costs, have generally been reallocated to the jurisdictions where the Company has manufacturing operations. The accompanying financial statements reflect tax computations as if the Company filed separate returns in each of these jurisdictions and reflect the application of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

Foreign Currency Translation: The Company's foreign operations use the local
----------------------------
currency as their functional currency. Assets and liabilities of the foreign operations are translated at exchange rates in effect at the balance sheet date, and revenues and expenses are translated at average rates prevailing during the period. Translation adjustments are included in accumulated other comprehensive income, a separate component of business unit equity. The currency translation adjustments are not adjusted for income taxes as they relate to indefinite investments in the non-United States operations of the Company. Transaction gains and losses arising from transactions denominated in a currency other than the functional currency of the entity involved are included in the statement of income. Transaction gains and losses were immaterial for the years ended December 31, 2000, 1999, 1998, and the three months ended March 31, 2001 and 2000.

Corporate Overhead and Other Allocations: The financial statements include
----------------------------------------
allocations by Hercules Incorporated ("Hercules") for certain home office corporate administrative and benefit costs incurred for the benefit of all operating divisions. Additionally, Hercules' operating divisions allocate support costs to the business units conducting business through such respective division.

Allocations to the Company are based on the following methods:

a.   Specific identification--based on estimates of time and services provided.

b. Relative identification--based on relevant criteria that establish the Company's relationship to the entire pool of beneficiaries.

c. Formula driven--nonidentifiable to a business unit but incurred for the benefit of all business units.

--------------------------------------------------------------------------------

                                  (Continued)

                                                                              8.

        HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                           STATEMENTS OF CASH FLOWS
                                (In thousands)

--------------------------------------------------------------------------------

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
 (Continued)

Corporate costs include executive, legal, tax, auditing, cash management, purchasing, safety, health and environmental, and employee benefits. For the years ended December 31, 2000, 1999, and 1998 and the three months ended March 31, 2001 and 2000, such corporate costs allocated to the Company totaled $2,648, $2,698, $2,644, $558, and $652, respectively. Costs allocated to the Company by Hercules' Resins division include accounting, information management, human resources, and office services. For the years ended December 31, 2000, 1999, and 1998 and the three months ended March 31, 2001 and 2000, costs allocated to the Company by Hercules' Resins division totaled $2,261, $2,376, $2,530, $221, and $505, respectively.

Allocated costs included in selling, general, and administrative costs, while reasonable under the circumstances, may not represent the cost of similar activities on a separate entity basis.

Allocated Interest Expense: Interest expense is allocated to the Company at the
--------------------------
rate Hercules charges its business units in its annual business plan. Interest expense is calculated using a formula based on the business unit's average net assets at a rate determined by Hercules' Treasurer's Department (6.22%, 7%, 7%, 6.22%, and 6.22% in 2000, 1999, and 1998 and the three months ended March 31, 2001 and 2000, respectively).

Research and Development Expense: Research and development costs are expensed
--------------------------------
as incurred and approximate $220, $200, $180, $58, and $55 and for the years ended December 31, 2000, 1999, and 1998 and the three months ended March 31, 2001 and 2000, respectively.

Environmental Expenditures: The Company's policy is to accrue for environmental
--------------------------
expenditures when the costs have been incurred or are probable and reasonably be estimated.

Interim Results: The accompanying balance sheet at March 31, 2001 and the
---------------
statements of income and cash flows for the three-month periods ended March 31, 2001 and 2000 are interim financial statements. In the opinion of management, these statements have been prepared on the same basis as the annual financial statements and include all of the adjustments, consisting of only normal recurring adjustments, necessary for the fair presentation of the results of the interim periods. The result of operations for the three-month periods ended March 31, 2001 and 2000 are not necessarily indicative of the results expected for the full calendar year.

--------------------------------------------------------------------------------

                                  (Continued)

                                                                              9.

        HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                           STATEMENTS OF CASH FLOWS
                                (In thousands)

--------------------------------------------------------------------------------

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable, net, consists of:
                                                         December 31,
                                                      ------------------
                                                       2000        1999
                                                      ------      ------

    Trade                                             $5,215      $6,506
    Other                                                 37          57
                                                      ------      ------
     Total                                             5,252       6,563
    Less allowance for doubtful accounts                 222         225
                                                      ------      ------

                                                      $5,030      $6,338
                                                      ======      ======

NOTE 3 - INVENTORY

Inventory consists of the following components:

                                                         December 31,
                                                      ------------------
                                                       2000        1999
                                                      ------      ------

    Raw materials                                     $1,112      $1,874
    Work-in-process                                    1,256         915
    Finished goods                                     3,067       2,690
    Equipment spares                                     723         790
                                                      ------      ------

                                                      $6,158      $6,269
                                                      ======      ======

NOTE 4 - PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment consists of the following major classifications:

                                                         December 31,
                                                      ------------------
                                                        2000       1999
                                                      --------   --------

    Land                                              $    485   $    485
    Building                                             1,820      1,820
    Equipment                                           33,151     31,635
                                                      --------   --------
                                                        35,456     33,940
    Accumulated depreciation                           (22,679)   (21,920)
                                                      --------   --------

                                                      $ 12,777   $ 12,020
                                                      ========   ========

--------------------------------------------------------------------------------

                                  (Continued)

                                                                             10.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                                (In thousands)

--------------------------------------------------------------------------------

NOTE 5 - DEFINED BENEFIT PENSION AND POSTRETIREMENT BENEFIT PLANS

Hercules provides a defined benefit pension plan as well as a postretirement benefit plan covering substantially all of its employees. Benefits are based on average final pay and years of service or are pursuant to local country requirements.

Defined Benefit Pension Plan:  Summarized information about the Hercules defined
----------------------------
benefit pension plan for the years ended December 31, 2000, 1999, and 1998 is noted in the table below. The Company's benefit for the years ended December 31, 2000, 1999, and 1998 was $107, $202, and $92, respectively. The Company recorded no prepaid benefit or liability in its December 31, 2000 and 1999 balance sheets.

Postretirement Benefit Plan:  Summarized information about the Hercules
---------------------------
postretirement benefit plan for the years ended December 31, 2000, 1999, and 1998 is noted in the table below. The Company's expense for the years ended December 31, 2000, 1999, and 1998 was $240, $240, and $125, respectively. As of December 31, 2000 and 1999, the Company's allocated share of the accrued postretirement liabilities was $2,484 and $2,581, respectively. The Company has no rights to the plan assets.

                                                                          Pension Benefits      Other Postretirement
                                                                          ----------------      --------------------
                                                                         2000         1999        2000        1999
                                                                         ----         ----        ----        ----
     Hercules information
     --------------------
       Change in benefit obligation
         Benefit obligation at January 1                              $    1,343   $    1,499   $     181   $     154
         Service cost                                                         26           30           1           2
         Interest cost                                                       101           97          14          13
         Amendments                                                            -            6          (7)         20
         Assumption changes                                                   71         (147)          8          (9)
         Settlements                                                          (6)           -           -           -
         Translation difference                                              (16)         (19)          -           -
         Actuarial loss (gain)                                                11           (8)         15          22
         Benefits paid from plan assets                                     (103)        (115)         (4)         (2)
         Benefits paid by Company                                              -            -         (20)        (19)
                                                                      ----------   ----------   ---------   ---------

           Benefit obligation at December 31                          $    1,427   $    1,343   $     188   $     181
                                                                      ==========   ==========   =========   =========

--------------------------------------------------------------------------------

                                  (Continued)

                                                                             11.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                                (In thousands)

--------------------------------------------------------------------------------

NOTE 5 - DEFINED BENEFIT PENSION AND POSTRETIREMENT BENEFIT PLANS
 (Continued)

                                                                     Pension Benefits       Other Postretirement
                                                                     ----------------       --------------------
                                                                     2000        1999         2000        1999
                                                                     ----        ----         ----        ----
    Hercules information
    --------------------
      Change in plan assets
        Fair value of plan assets at January 1                    $    1,732   $    1,589   $       7   $       8
        Actual return on plan assets                                     (44)         275           -           1
        Asset transfer and receivables                                     4            -           -           -
        Settlements                                                       (4)           -           -           -
        Company contributions                                              2            2           -           -
        Translation difference                                           (19)         (19)          -           -
        Benefits paid from plan assets                                  (103)        (115)         (4)         (2)
                                                                  ----------   ----------   ---------   ---------

          Fair value of plan assets at
           December 31                                            $    1,568   $    1,732   $       3   $       7
                                                                  ==========   ==========   =========   =========

      Funded status of the plans                                  $      142   $      389   $    (186)  $    (174)
      Unrecognized actuarial loss (gain)                                  71         (197)         66          44
      Unrecognized prior service cost (benefit)                           32           36         (22)        (19)
      Unrecognized net transition obligation                               1          (11)          -           -
      Amount included in accrued expenses -
       other                                                               -            -          20          20
                                                                  ----------   ----------   ---------   ---------

        Prepaid (accrued) benefit cost                            $      246   $      217   $    (122)  $    (129)
                                                                  ==========   ==========   =========   =========

      Amounts recognized in the statement
       of financial position consist of
        Prepaid benefit cost                                      $      246   $      217   $       -   $       -
        Accrued benefit liability                                          -            -        (122)       (129)
                                                                  ----------   ----------   ---------   ---------

                                                                  $      246   $      217   $    (122)  $    (129)
                                                                  ==========   ==========   =========   =========

      Assumptions as of December 31
        Weighted average discount rate                                  7.50%        8.00%       7.50%       8.00%
        Expected return on plan assets                                  9.25         9.25        9.25        9.25
        Rate of compensation increase                                   4.50         4.50        4.50        4.50

--------------------------------------------------------------------------------

                                 (Continued)

                                                                             12.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                                (In thousands)

--------------------------------------------------------------------------------

NOTE 5 - DEFINED BENEFIT PENSION AND POSTRETIREMENT BENEFIT
 PLANS
  (Continued)

                                                             Pension Benefits                   Other Postretirement
                                                             ----------------                   --------------------
                                                       2000        1999        1998         2000        1999        1998
                                                    ---------   ---------   ---------   ----------   ---------   ---------
   Hercules information
   --------------------
     Service cost                                   $      26   $      30   $      20   $       1    $      2    $       1
     Interest cost                                        101          97          83          14          13           10
     Return on plan assets
      (expected)                                         (142)       (134)       (114)         (1)         (1)          (1)
     Amortization and deferrals                             3           3          12           3          (2)          (4)
     Amortization of transition
      asset                                               (11)        (14)        (14)         (5)          -            -
                                                    ---------   ---------   ---------   ---------    --------    ---------

       Benefit cost (credit)                        $     (23)  $     (18)  $     (13)  $      12    $     12    $       6
                                                    =========   =========   =========   =========    ========    =========

The assumed health care cost trend rate was 8.0% for the year ending December 31, 2000. The assumed health care cost trend rate was 4.5% at December 31, 1999, and was 5% for those under age 65 and 4.75% for those over age 65 at December 31, 1998. The assumed health care cost trend rate will be 7% in 2001, decreasing to 4.5% by 2004 and for all subsequent years.

A one percentage point increase or decrease in the assumed health care cost trend rate would increase or decrease the postretirement benefit obligation by $6 or $4, respectively, and would not have a material effect on aggregate service and interest cost components.

NOTE 6 - RELATED PARTY TRANSACTIONS

In addition to the corporate overhead and other allocation of expenses noted in
Note 1 of these financial statements, the Company also relied on Hercules for the administration of its cash collections and disbursements throughout 2000, 1999, and 1998 and the three months ended March 31, 2001 and 2000. The net cash disbursed in excess of the net cash received is classified as net distributions from business unit equity.

NOTE 7 - INCOME TAXES

The income tax provision is comprised of the following:

                                 Years Ended
                      ------------December 31,------
                        2000        1999        1998
                      ------      ------     -------
  Current payable
     United States    $3,387      $5,035     $ 5,284
     Foreign            (474)       (104)     (1,366)
                      ------      ------     -------
                       2,913       4,931       3,918

--------------------------------------------------------------------------------

                                  (Continued)

                                                                             13.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                                (In thousands)

--------------------------------------------------------------------------------

NOTE 7 - INCOME TAXES (Continued)

                                                                       Years Ended
                                                                       December 31,
                                                           --------------------------------------
                                                            2000             1999          1998
                                                            ----             ----          ----
     Deferred income taxes
       United States                                       $  318          $    86        $ (313)
       Foreign                                                753           (1,147)          (24)
                                                           ------          -------        ------
                                                            1,071           (1,061)         (337)
                                                           ------          -------        ------

          Total                                            $3,984          $ 3,870        $3,581
                                                           ======          =======        ======

The difference between the effective tax rate and the statutory rate is reconciled below:

                                                                       Years Ended
                                                                       December 31,
                                                           --------------------------------------
                                                            2000            1999            1998
                                                            ----            ----            ----
     Tax provision at United States statutory
      rate of 34%                                          $3,532         $ 3,486          $3,253
     Increase resulting from
       Permanent items and state taxes                        391             363             339
       Effect of foreign operations                            61              21             (11)
                                                           ------         -------          ------

          Total                                            $3,984         $ 3,870          $3,581
                                                           ======         =======          ======

Significant components of the deferred tax assets and liabilities are as follows:

                                                                December 31,
                                                           -----------------------
                                                             2000            1999
                                                             ----            ----
     Deferred tax liabilities
       Depreciation                                        $ 2,811         $ 2,581
     Deferred tax assets
       Restructuring costs                                     394           1,147
       Postretirement                                          994           1,032
       Other assets                                            174             224
                                                           -------         -------
                                                             1,562           2,403
                                                           -------         -------

          Net deferred tax liability                       $ 1,249         $   178
                                                           =======         =======

Undistributed earnings of foreign subsidiaries and related companies that are deemed to be permanently invested amounted to $666 and $1,678 as of December 31, 2000 and 1999, respectively. It is not practicable to calculate the unrecognized deferred tax liability on those earnings.

--------------------------------------------------------------------------------

                                  (Continued)

                                                                             14.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                                (In thousands)

-------------------------------------------------------------------------------

NOTE 8 - GEOGRAPHIC SEGMENTS

The Company sells its products throughout the United States and in European markets.

Following is financial information relating to geographic areas:


                                                Years Ended                           Three Months Ended
                                                December 31,                               March 31,
                                        ---------------------------------            --------------------
                                         2000         1999         1998               2001         2000
                                         ----         ----         ----               ----         ----
                                                                                         (Unaudited)
     Revenues
       United States                    $37,064      $39,640      $37,266            $ 8,917      $10,111
       Other geographic areas             6,696        9,997       11,626              1,680        1,947
                                        -------      -------      -------            -------      -------

         Total revenues                 $43,760      $49,637      $48,892            $10,597      $12,058
                                        =======      =======      =======            =======      =======

Primarily all long-lived assets that are comprised of property, plant, and equipment and other long-term assets are located within the United States.

NOTE 9 - LITIGATION

The Company is involved in various lawsuits and claims of a character considered normal to its business. In the opinion of management, based on representation by counsel, any liability resulting from the amount of uninsured damages for outstanding lawsuits and claims will not have a material adverse effect on the Company's financial position and results of operations.

Hercules is a defendant in numerous lawsuits, as described in their public filings, that arise out of and are incidental to the conduct of its business. The ultimate outcome of these lawsuits and the effects, if any, as they relate to the Company are not determinable and, therefore, have not been recorded.

NOTE 10 - CONCENTRATIONS

The Company sells a significant portion of its products to three customers. Sales to these customers approximated 44%, 44%, 43%, 46%, and 46% of total sales in 2000, 1999, and 1998 and the three months ended March 31, 2001 and 2000, respectively. Amounts due from those customers totaled $1,707, $1,900, and $2,127 at December 31, 2000 and 1999 and March 31, 2001, respectively, and are included in accounts receivable.

--------------------------------------------------------------------------------

                                 (Continued)

                                                                             15.

         HERCULES PEROXIDES, A BUSINESS UNIT OF HERCULES INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                                (In thousands)

--------------------------------------------------------------------------------

NOTE 10 - CONCENTRATIONS (Continued)

The Company purchases a significant portion of its raw materials from two suppliers. Amounts purchased from these vendors totaled $5,107, $5,239, $4,420, $1,047, and $1,321 for the years ended December 31, 2000, 1999, and 1998 and for the three months ended March 31, 2001 and 2000, respectively.

Amounts due to those vendors totaled $701, $296, and $242 at December 31, 2000 and 1999 and March 31, 2001, respectively, and are included in accounts payable.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

The Company is primarily self-funding its business, health, and welfare insurance risks. Specific stop loss insurance limits the Company's liability on individual claims and on aggregate claims.

NOTE 12 - RESTRUCTURING AND ASSET IMPAIRMENT

In 1998 the Company recorded $3,581 in asset impairment charges at their production facility in Beringen, Belgium. These charges were the result of the Company's decision to shut down production at this facility.

On December 17, 1999, the Company formalized and announced their plan to shut down the production operation in Beringen, Belgium. In connection with this shutdown, the Company recorded the costs of employee severance related to a reduction in the workforce of 20 production employees. In addition, the Company recorded the estimated costs to idle production equipment and soil remediation. At December 31, 2000 and 1999 and March 31, 2001, the Company had accrued restructuring reserves of $985, $2,900, and $785, respectively. Cash payments charged to the accrual in 2000 and for the three-month period ended March 31, 2001 were $2,005 and $200, respectively.

NOTE 13 - SUBSEQUENT EVENT

On May 31, 2001, Hercules sold specific assets of the Company to GEO Specialty Chemicals, Inc. ("GEO") for approximately $92,200, plus the assumption of specified liabilities by GEO.

--------------------------------------------------------------------------------

                                                                             16.